UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2009

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

New York	0-15502	13-3238402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

810 Seventh Avenue New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Comverse Technology, Inc. (the “Company”) has not been eligible to register grants of securities made to employees, executive officers and directors under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-8 since the Company disclosed, on April 17, 2006, that it will need to restate its historical financial statements and that the Audit Committee of the Company’s Board of Directors (the “Board”) concluded that such financial statements and any related reports of its independent registered public accounting firm should no longer be relied upon. The Company has not completed the restatements and is not current in the filing of its periodic reports with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

Subsequent to the most recent Quarterly Report on Form 10-Q filed by the Company for the fiscal quarter ended October 31, 2005, the Company granted unregistered deferred stock awards to certain of its employees, executive officers and directors. Each deferred stock award represents the right to receive one share of the Company’s common stock, $0.10 par value per share (the “Common Stock”) at the end of the applicable deferral period. The deferred stock awards were issued in private placements pursuant to exemptions from the registration requirement of the Securities Act afforded by Section 4(2) thereof.

Unless otherwise noted:

•	All grants were made under the Comverse Technology, Inc. 2005 Stock Incentive Compensation Plan;

•	One third (1/3) of the shares subject to each deferred stock award vest on an annual basis;

•

Delivery of shares in settlement of portions of deferred stock awards granted prior to fiscal 2008 that have vested in calendar year 2008 or that have vested or will vest in calendar year 2009 will be made on the first date following the vesting date on which the Company has an effective registration statement under the Securities Act with respect to such shares on Form S-8, but in no event later than December 31, 2010;

•

Delivery of shares in settlement of portions of deferred stock awards granted in fiscal 2008 that have vested or will vest in calendar year 2009, will be made on the first date following the vesting date on which the Company has an effective registration statement under the Securities Act with respect to such shares on Form S-8, but in no event later than March 15, 2010; and

•	Delivery of shares in settlement of deferred stock awards that will vest in calendar year 2010 and thereafter will be made on the applicable vesting date.

•	References to employees include employees of the Company, Comverse, Inc. or the subsidiaries of Comverse, Inc.

Fiscal 2006

Employee Grants

On January 26, 2007, the Board granted certain employees deferred stock awards for an aggregate of 340,000 shares. All of these awards have vested and shares were delivered as to 75% and 25% of such shares on January 26, 2008 and January 26, 2009, respectively.

Executive Officer Grants

In connection with employment agreements entered into in July 2006, deferred stock units were awarded to each of the Company’s then Interim Chief Financial Officer, Vice President of Finance and Treasurer (the “Former Interim CFO”); the Company’s then Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary (the “Former COO”); and to the Company’s then interim Chief Executive Officer (the “Former Interim CEO”) and director.

On July 13, 2006, each of the Former Interim CFO and the Former COO was granted a deferred stock award of 40,000 shares of Common Stock, vesting in equal, annual increments over four years. In connection with the separation of the Former COO from employment with the Company on June 29, 2007 and the separation of the Former Interim CFO from employment with the Company on November 30, 2008, the unvested balance of such deferred stock awards vested on such separation dates and 30,000 shares in settlement thereof were delivered promptly and 10,000 shares were delivered on December 31, 2008. In connection with the delivery of the shares to the Former Interim CFO on November 30, 2008, the Company purchased from the Former Interim CFO 10,140 shares with respect to this award to cover tax liabilities. In connection with the delivery of the shares to the Former Interim CFO on December 31, 2008, the Company purchased from the Former Interim CFO 4,235 shares with respect to this award to cover tax liabilities.

On July 14, 2006, the Former Interim CEO was granted an award of 40,000 deferred stock units, vesting as follows: 32,000 units on April 30, 2007, 6,000 units on April 30, 2008 and 2,000 units on July 14, 2009. The position of interim Chief Executive Officer was eliminated on November 17, 2006 and thereafter the Former Interim CEO continued his position as a director of the Company. As a result of the elimination of the position of interim Chief Executive Officer, 10,000 units vested on November 17, 2006, 22,000 units vested on April 30, 2007, 6,000 units vested on April 30, 2008 and 2,000 are scheduled to vest on July 14, 2009, subject to acceleration of vesting in certain circumstances as described below. Under the terms of the award, shares were delivered in settlement of the portion of the deferred stock award that vested on or before April 30, 2007 on December 31, 2008. In connection with the delivery of the shares on December 31, 2008, the Company purchased from the Former Interim CEO 9,920 shares with respect to this award to cover tax liabilities. Shares in settlement of the award that vested in calendar year 2008 or that will vest in calendar year 2009 will be deliverable on the first date within calendar year 2010 on which the Company has an effective registration statement under the Securities Act with respect to such shares on Form S-8, but in no event later than December 31, 2010. However, if the Former Interim CEO’s continuous service with the Company is terminated prior to December 31, 2010, the number of shares in respect of any deferred stock units that have vested as of the date of the termination of continuous service will be delivered to the Former Interim CEO on such termination date.

On January 26, 2007, the Board granted to the then President of Comverse, Inc., a wholly-owned subsidiary of the Company (“Comverse”), a deferred stock award of 70,000 shares. The award was forfeited upon termination of his employment with the Company on March 31, 2007.

Fiscal 2007

Employee Grants

On March 5, 2007, the Board granted an employee a deferred stock award of 25,000 shares that vested as to 75% of such shares on March 5, 2008 and as to 25% of such shares upon termination of employment on December 31, 2008. 75% and 25% of such shares were delivered on March 5, 2008 and March 5, 2009, respectively.

On May 30, 2007, employees of the Company were granted deferred stock awards for an aggregate of 82,500 shares.

Executive Officer Grant

On April 20, 2007, the Former Interim CFO was granted a deferred stock award of 11,490 shares, vesting as to 75% of such shares on April 20, 2008 and as to 25% of such shares on November 30, 2008 in connection with the Former Interim CFO’s separation from the Company. Shares in settlement of 75% of the deferred stock award (8,618 shares) were delivered on April 21, 2008 (the first business day following the vesting date), and on such date the Company purchased from the Former Interim CFO 2,913 shares to cover tax liabilities. Shares in settlement of 25% of the deferred stock award (2,872 shares) were delivered to the Former Interim CFO promptly following the separation of employment and on such date the Company purchased from the Former Interim CFO 971 shares to cover tax liabilities.

New Hire Grants – Executive Officers and Employees

As previously disclosed on the Current Reports on Form 8-K filed by the Company on April 11, 2009 and May 4, 2009, the Company’s President and Chief Executive Officer was granted a deferred stock award of 183,841 shares on April 30, 2007 in connection with his commencement of employment.

As previously disclosed on the Current Report on Form 8-K filed by the Company on June 5, 2007, the then President of Comverse was granted a deferred stock award of 41,364 shares on May 30, 2007 in connection with his appointment to such position. In connection with his separation of employment with the Company on January 31, 2008, units representing the deferred stock award fully vested. One third of the shares in settlement of the deferred stock award were delivered on March 31, 2009 and one third of the shares are scheduled to be delivered on each of April 13, 2009 and April 13, 2010.

On October 15, 2007, the Company’s then Executive Vice President and General Counsel (the “Former General Counsel”) was granted two deferred stock awards of 25,000 shares each in connection with her commencement of employment. One of these awards was granted to compensate the executive for the loss of equity compensation with the Former General Counsel’s previous employer. One third of the units represented by each of the deferred stock awards vested on October 15, 2008 and the remaining units were forfeited upon separation of employment with the Company on March 20, 2009. In connection with the delivery of the shares to the Former General Counsel on March 20, 2009, the Company purchased from the Former General Counsel 5,634 shares with respect to this award to cover tax liabilities.

On November 1, 2007, the Company’s Executive Vice President, Global Head of Human Resources (“Global Head of Human Resources”) was granted two deferred stock awards of 30,000 shares and 20,000 shares, respectively, in connection with his commencement of employment. The award of 20,000 shares was granted to compensate the executive for the loss of equity compensation with his former employer. In addition, on such date, an employee was granted two deferred stock awards of 30,000 shares and 15,000 shares, respectively, in connection with his commencement of employment. The award of 15,000 shares was granted to compensate the employee for the loss of equity compensation with his former employer.

Directors

On March 28, 2007, seven non-management members of the Board were granted deferred stock awards for an aggregate of 70,000 shares. Units representing the deferred stock awards vested on January 1, 2008, and shares in settlement of the deferred stock awards were delivered on such date. In addition, on such date the Company purchased from three non-management directors an aggregate of 8,563 shares to cover tax liabilities. Also, on March 28, 2007, three former members of the Board were granted deferred stock awards for an aggregate of 17,000 shares. Deferred stock awards representing 4,000 units vested upon grant in connection with past director services and 13,000 units of the deferred stock awards vested on April 30, 2007, and shares in settlement of the deferred stock awards were delivered on January 1, 2008.

On May 22, 2007, two non-management directors of the Company were granted, in connection with joining the Board, deferred stock awards for an aggregate of 13,890 shares. Units representing the deferred stock awards vested on January 1, 2008, and shares in settlement of the deferred stock awards were delivered on such date. In addition, on such date the Company purchased from one of the non-management directors 2,525 shares to cover tax liabilities.

On December 5, 2007, nine non-management directors of the Company were granted deferred stock awards for an aggregate of 90,000 shares, which vested on January 1, 2009. On January 1, 2009, an aggregate of 60,000 shares in settlement of the awards were delivered to six of these directors and, on such date, the Company purchased from three of these directors an aggregate of 9,098 shares to cover tax liabilities. Shares in settlement of the awards granted to three other non-management directors will be deliverable on the first date following January 1, 2009 on which the Company has an effective registration statement under the Securities Act with respect to such shares on Form S-8, but in no event later than March 15, 2010.

Fiscal 2008

Employee Grants

On March 7, 2008, the Board granted to certain employees deferred stock awards for an aggregate of 443,000 shares. Awards of 82,000 shares were forfeited due to termination of employment with the Company.

Executive Officer Grants

On March 7, 2008, the Board granted to the Global Head of Human Resources, the Former General Counsel and the Former Interim CFO deferred stock awards for an aggregate of 95,000 shares of which awards of 16,666 shares were forfeited due to termination of employment with the Company. The Former Interim CFO’s award of 30,000 shares included in these awards vested upon termination of employment from the Company on November 30, 2008, and shares in settlement of the award were delivered promptly after termination. In connection with the delivery of the shares to the Former Interim CFO on November 30, 2008, the Company purchased from the Former Interim CFO 11,636 shares to cover tax liabilities. In connection with the delivery of the shares to the Former General Counsel on March 20, 2009, the Company purchased from the Former General Counsel 2,817 shares to cover tax liabilities.

On April 3, 2008, the Board granted to the President and Chief Executive Officer of the Company, a deferred stock award of 318,472 shares.

New Hire Grants – Executive Officers and Employees

On May 30, 2008, the Board granted to an employee two deferred stock awards of 25,000 shares each, with one of the awards being made to compensate the employee for the loss of equity compensation with his former employer.

On June 5, 2008, the Board granted to the Company’s Executive Vice President and Chief Financial Officer, deferred stock awards of 40,000 shares and 30,000 shares, respectively, with the award of 30,000 shares being made as a special, one-time grant.

On November 12, 2008, the Board granted to the President of Global Sales of Comverse, Inc., two deferred stock awards of 40,000 shares each, with one of the awards being made to compensate the executive for the loss of equity compensation with his former employer.

On December 8, 2008 and January 2, 2009, the Board granted to two employees of the Company deferred stock awards for an aggregate of 30,000 shares.

Directors

On December 3, 2008, nine non-management members of the Board were granted deferred stock awards for an aggregate of 90,000 shares. On January 28, 2009, the Board granted a non-management director, in connection with joining the Board, a deferred stock award of 10,000 shares. Shares in settlement of each of the awards are scheduled to vest and be delivered on January 1, 2010, provided, that, if on January 1, 2010, there is no effective registration statement under the Securities Act with respect to such shares on Form S-8, such shares will be deliverable to the grantees on the first date within calendar year 2010 on which such shares are the subject of such an effective registration statement, but in no event later than December 31, 2010.

Fiscal 2009

New Hire Grant

On March 12, 2009, the Board granted to the Company’s Chief Accounting Officer a deferred stock award of 20,000 shares.

Employee Grants

On April 6, 2009, the Compensation and Leadership Committee of the Company’s Board (the “Committee”) granted to certain employees deferred stock awards for an aggregate of 387,200 shares. One-third ( 1/3) of the awards granted are scheduled to vest, and shares of Common Stock in respect thereof delivered, on each of April 6, 2010, April 6, 2011 and April 6, 2012, subject to accelerated vesting under certain circumstances, provided that, if on any vesting date there is no effective registration statement under the Securities Act in respect of such shares on Form S-8, the delivery of the shares vested on such vesting date will be deferred to the first date following such vesting date on which such shares are the subject of such an effective registration statement, but in no event later than March 15 of the year succeeding such vesting date. Notwithstanding the foregoing, the vesting and delivery of 52,200 shares granted to some of these employees will be conditioned upon the achievement by Comverse, Inc. of a specified performance goal for fiscal year 2009, and such shares will be forfeited if such performance goal is not achieved.

The information set forth in the third paragraph of Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

On April 6, 2009, the Committee made determinations with respect to the compensation of Joseph R. Chinnici, the Company’s Executive Vice President and Chief Financial Officer, Lance Miyamoto, the Company’s Executive Vice President, Global Head of Human Resources and Urban Gillstrom, President, Global Sales of Comverse, Inc. for the fiscal year ended January 31, 2009 (“Fiscal 2008”) and the fiscal year ending January 31, 2010 (“Fiscal 2009”).

The Committee approved Fiscal 2008 bonus payouts to each of Messrs. Chinnici, Miyamoto and Gillstrom in the amount of $200,000, $219,000 and $200,000, respectively. The Fiscal 2008 bonus payouts to each of Messrs. Chinnici and Gillstrom were minimum guarantees agreed as part of the respective employment agreements entered into at the time of hire.

In addition, the Committee approved the grant of deferred stock units to Messrs. Chinnici, Miyamoto and Gillstrom of 36,000 shares, 56,000 shares and 40,000 shares, respectively, under the Comverse Technology, Inc. 2005 Stock Incentive Compensation Plan. Each deferred stock award represents the right to receive one share of the Company’s Common Stock at the end of the applicable deferral period. One-third ( 1/3) of the awards granted are scheduled to vest, and shares of Common Stock in respect thereof delivered, on each of April 6, 2010, April 6, 2011 and April 6, 2012, subject to accelerated vesting under certain circumstances, provided that, if on any vesting date there is no effective registration statement under the Securities Act in respect of such shares on Form S-8, the delivery of the shares vested on such vesting date will be deferred to the first date following such vesting date on which such shares are the subject of such an effective registration statement, but in no event later than March 15 of the year succeeding such vesting date. Notwithstanding the foregoing, the vesting and delivery of 16,000 shares granted to Mr. Miyamoto will be conditioned upon the achievement by Comverse, Inc. of a specified performance goal for fiscal year 2009, and such shares will be forfeited if such performance goal is not achieved.

In respect of Fiscal 2009, the salaries for Messrs. Chinnici, Miyamoto and Gillstrom were unchanged and the Committee set the on target bonus opportunity for such executives at $350,000, $300,000 and $450,000, respectively. The payment of on target bonuses for Fiscal 2009 will depend on the financial performance of Comverse, Inc., based on annual revenue, bookings, specified pro forma operating income and pro forma cash flow targets and individual performance, with the bonus payout based 80% on the financial performance of Comverse, Inc. and 20% on individual performance. Any bonus payout may be adjusted up or down by up to 20% of the executive’s on target bonus based on an evaluation of the executive under leadership criteria by the Committee upon the recommendation of the Company’s Chief Executive Officer. However, in the event that Comverse, Inc. does not achieve the pro forma operating income (as defined in the plan) target for fiscal year 2009, no bonus may be paid under the financial or individual performance standards except that a bonus payout of up to 20% of the executive’s on target bonus may be paid under the leadership criteria. The Committee has reserved the right to re-evaluate these bonus arrangements, including the financial performance metrics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

By:	/s/ Shefali A. Shah
Name:	Shefali A. Shah
Title:	Acting General Counsel

April 10, 2009